Exhibit 10.47
                                                      -------------


6-1162-BRB-132



United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois   60666

Subject:  Letter Agreement No. 6-1162-BRB-132
          [*CONFIDENTIAL MATERIAL OMITTED AND FILED
          SEPARATELY WITH THE SECURITIES AND EXCHANGE
          COMMISSION PURSUANT TO A REQUEST FOR
          CONFIDENTIAL TREATMENT]


Reference is made to Purchase Agreement No. 1670 dated December 18, 1990, between The Boeing Company (Boeing), and United Air Lines, Inc. (Buyer), relating to the sale by Boeing and the purchase by Buyer of Model 747-422 aircraft (hereinafter referred to as the 747 Aircraft) and Purchase Agreement No. 2066 dated September 22, 1997, between Boeing and Buyer relating to the sale by Boeing and the purchase by Buyer of Model 767-322 (De-Rated 322ER) Aircraft (hereinafter referred to as the 767 Aircraft).

This letter, when accepted by Buyer, will evidence our further agreement with respect to the matters set forth below.

1.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       Boeing and Buyer agree that certain [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for which Boeing has proposed and Buyer is reviewing certain terms of resolution. Such terms include but are not limited to, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-BRB-132     Page 2


3.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       To accommodate certain Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] requirements, Buyer has requested and Boeing has agreed to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
        WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
        TO A REQUEST FOR CONFIDENTIAL TREATMENT]

       Boeing and Buyer agree that the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] accordingly. Therefore, it is further agreed that, with respect to each 747 Aircraft and 767 Aircraft identified:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

5.     Confidentiality
       ---------------

       The terms and conditions of this Letter Agreement shall be considered to be confidential and shall not be disclosed by either party (except (a) as reasonably necessary to its respective employees, insurers, auditors or professional advisors, (b) as either party may reasonably determine may be required by applicable provisions of, or rules or regulations under, applicable securities laws, bankruptcy laws or other laws or applicable stock exchange rules (in which case the disclosing party shall provide sufficient notice to and discuss with the other party the facts of such determination), (c) as requested or required of either party by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or any informal or formal investigation by any government or governmental agency or authority (provided the disclosing party actually has been issued a valid subpoena, civil investigative demand, or request for production, has duly sought a protective order


United Air Lines, Inc.
6-1161-BRB-132     Page 3


when such an order is possible and, in any case, has provided sufficient notice to the other party to allow the other party to seek protection), or (d) as otherwise agreed to by the parties) without the prior written consent of the other party.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,                ACCEPTED AND AGREED TO:

                                 Date: August 10, 1998
                                       ---------------

THE BOEING COMPANY               UNITED AIR LINES, INC.


By /s/ Brian R. Belka            By  /s/ Douglas A. Hacker
   ------------------                ---------------------
                                         Douglas A. Hacker


Its Attorney-in-Fact             Its Senior Vice President and
    ----------------                 -------------------------
                                     Chief Financial Officer